UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2007
BioMed Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-32261	20-1142292

(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of		Identification No.)
Incorporation)
17140 Bernardo Center Drive, Suite 222
San Diego, California 92128
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 12, 2007, the Board of Directors of BioMed Realty Trust, Inc. appointed Richard I. Gilchrist to the Board, increasing the Board to eight members. Mr. Gilchrist will serve on the Compensation Committee of the Board. A copy of the press release announcing Mr. Gilchrist’s appointment is filed as Exhibit 99.1 hereto and incorporated herein by reference.
     In connection with Mr. Gilchrist’s appointment to the Board, he was granted 2,000 shares of restricted common stock under BioMed’s 2004 Incentive Award Plan. The restricted stock was granted pursuant to the Form of Restricted Stock Award Agreement which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
     On December 14, 2007, BioMed entered into amended and restated employment agreements with each of its named executive officers, which amend and restate the original employment agreements, as amended, entered into between BioMed and the named executive officers. The primary purpose of the amended and restated employment agreements is to ensure that certain payments to be made pursuant to the employment agreements will be exempt from or comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, or the Code.
     Each of the amended and restated employment agreements includes a revised definition of good reason, changes regarding the required timing of certain payments from BioMed to the executive officer, an update of the executive officer’s current annual base salary and certain other technical revisions intended to ensure exemption from or compliance with Section 409A of the Code.
     Copies of the amended and restated employment agreements are filed as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 hereto and incorporated herein by reference. The foregoing description of the amended and restated employment agreements is qualified in its entirety by reference to the full text of the agreements.
Item 9.01 Financial Statements and Exhibits.
(d)   The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
10.1	Form of Restricted Stock Award Agreement under the 2004 Incentive Award Plan.(1)
10.2	Amended and Restated Employment Agreement dated as of December 14, 2007 between BioMed Realty Trust, Inc. and Alan D. Gold.
10.3	Amended and Restated Employment Agreement dated as of December 14, 2007 between BioMed Realty Trust, Inc. and Gary A. Kreitzer.
10.4	Amended and Restated Employment Agreement dated as of December 14, 2007 between BioMed Realty Trust, Inc. and R. Kent Griffin, Jr.
10.5	Amended and Restated Employment Agreement dated as of December 14, 2007 between BioMed Realty Trust, Inc. and John F. Wilson, II.
10.6	Amended and Restated Employment Agreement dated as of December 14, 2007 between BioMed Realty Trust, Inc. and Matthew G. McDevitt.
99.1	Press release issued by BioMed Realty Trust, Inc. on December 13, 2007.

(1)	Incorporated herein by reference to BioMed Realty Trust Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 14, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2007	BIOMED REALTY TRUST, INC.
	By:	/s/ KENT GRIFFIN
	Name:	Kent Griffin
	Title:	Chief Financial Officer